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                                                                Exhibit: 10.34FT


                             SUBORDINATION AGREEMENT

                                     (Debt)

         THIS SUBORDINATION AGREEMENT, dated as of August 1, 1995 by and between Republic Acceptance Corporation, a Minnesota corporation (the "Senior Lender"), Gary R. Billings, as legal guardian for Allison Billings, a minor (the "Subordinated Lender"), and XYZ Group, Inc., a/k/a XYZ Distributors, a Wisconsin corporation (the "Company").

         A. The Company and the Senior Lender have entered into a Financing Agreement dated as of August 1, 1995 (as the same may hereafter be amended, supplemented, extended, restated or otherwise modified from time to time, the "Credit Agreement").

         B. Pursuant to the terms of the Credit Agreement, the Lender has agreed to extend credit accommodations to the Company (the "Senior Debt").

         C. The Senior Debt is secured by a Security Agreement dated as of August 1, 1995 pursuant to which the Company granted to the Senior Lender a security interest in and to all personal property of the Company.

         D. The Company is obligated and indebted to the Subordinated Lender, inter alia, for credit extended by the Subordinated Lender to the Company, as evidenced by a promissory note dated as of December 31, 1994 in the principal amount of $74,218.59 (the "Subordinated Debt").

         E. It is a condition precedent to the obligation of the Senior Lender to extend credit accommodations to the Company pursuant to the Credit Agreement that the Subordinated Lender and the Company execute and deliver this Subordination Agreement to the Senior Lender.

         F. The Subordinated Lender and the Company each find it advantageous, desirable and in their respective best interests to comply with the requirement that it execute and deliver this Subordination Agreement to the Senior Lender.

         NOW THEREFORE, in consideration of the premises and the mutual promises contained herein, the Senior Lender, Subordinated Lender and the Company agree as follows:

         1. Subordination of Debt.

            (a) The Subordinated Lender and the Company covenant and agree that the obligations of the Company with respect to any payment of principal, interest or other amounts payable with respect to the Subordinated Debt are and shall be subordinate, to the extent and in the manner hereinafter set forth, for right of payment and subject to the prior payment or provision for payment in full of all principal, interest or other amounts payable with respect to the Senior Debt, and all amendments, renewals, extensions and refundings of the Senior Debt; provided however that as long as none of the events described in Sections 1(b) or 1(c) have occurred, the Subordinated Lender shall be entitled to receive and retain all regularly scheduled payments of interest (up to a maximum interest rate of fifteen percent) on the Subordinated Debt (but the Subordinated Lender shall not accept, nor shall the Company make, any prepayment on the Subordinated Debt, nor amend the payment schedule or the interest rate under the Subordinated Debt, without the prior written consent of the Senior Lender).

            (b) Upon the maturity of the Senior Debt by lapse of time, demand, acceleration or otherwise (including without limitation upon any assignment, transfer or sale of all or substantially all of the Company's business), all principal thereof and interest due thereon shall first be paid in full, or
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such payment duly provided for in cash or in a manner satisfactory to the holder of the Senior Debt, before any payment is made on account of the principal of or interest on the Subordinated Debt.

            (c) Whether or not Senior Debt is due, upon receipt by the Subordinated Lender and the Company of written notice from Senior Lender that no payment may be made by the Company to the Subordinated Lender, the Subordinated Lender shall not accept, and the Company shall not make, any payment of principal or interest of Subordinated Debt. The determination to so notify the Company and the Subordinated Lender shall be in Senior Lender's sole and absolute discretion.

            (d) In the event that, contrary to the provisions of Sections 1(b) or 1(c) hereof, any payment or distribution of assets of the Company of any character, whether in cash, securities or other property, is received by the Subordinated Lender before the Senior Debt is paid in full, such payment or distribution will be held in trust for the benefit of, and will be paid over or delivered to, the holder of the Senior Debt (or its duly authorized representative) until the Senior Debt has been paid in full, after giving effect to the concurrent payment or distribution (or provision therefor) to the holder of the Senior Debt. Under no circumstances, however, shall the Subordinated Lender be obligated to turn over any scheduled interest payment on the Subordinated Debt that is received by the Subordinated Lender pursuant to
Section 1(a) and prior to the occurrence of the earliest event specified in Sections 1(b) or 1(c) to occur.

            (e) Subject to the payment in full of the Senior Debt, the Subordinated Lender shall be subrogated to the rights of the holder of the Senior Debt to receive payments or distribution of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on the Subordinated Debt shall be paid in full, and, as between the Company, its creditors other than the holder of the Senior Debt, and the Subordinated Lender, it being understood that the provisions of this Section 1 are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender, on the one hand, and the holder of the Senior Debt, on the other hand.

            (f) No right of any present or future holder of the Senior Debt to enforce the provisions of this Subordination Agreement will at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Subordination Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

         2. No Security Interest. The Company and the Subordinated Lender represent and warrant that the Subordinated Debt is unsecured, and the Company and the Subordinated Lender agree that the Company will not grant, and the Subordinated Lender will not accept from the Company or from any person liable for all or any part of the Senior Debt, any lien or other security therefor. The Subordinated Lender further agrees that in the event that the Subordinated Lender does obtain any such lien or security for the Subordinated Debt, at the request of the Senior Lender, the subordinated Lender shall execute and deliver to the Senior Lender such termination statements or releases as the Senior Lender shall reasonably request to release the security interest or lien of the Subordinated Lender against such property.

         3. Bankruptcy Issues.

            (a) In the event of any insolvency, bankruptcy or similar proceeding relating to the Company or its property, any voluntary liquidation, dissolution or other winding up of the Company, or any assignment for the benefit of its creditors or any other marshalling of its assets, the Senior Debt shall first be paid in full before any payment or distribution is made on account of the Subordinated Debt, and to that end the holder of the Senior Debt shall be entitled to receive for application and

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payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceeding in respect of the Subordinated Debt, including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any indebtedness which is subordinate and junior in right of payment to the Subordinated Debt, except securities which are subordinate in right of payment to the payment of the Senior Debt. In order to enable the Senior Lender to enforce the foregoing rights in any bankruptcy, insolvency or similar action or proceedings, the Senior Lender is hereby irrevocably authorized and empowered in its discretion to make and present for or on behalf of the Subordinated Lender such proof of claims or claims against the Company on account of the Subordinated Debt as the Senior Lender may deem expedient and proper, and to vote such claims in any such proceedings and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Senior Debt. The Subordinated Lender agrees to and does hereby assign all such claims to the Senior Lender, and the Subordinated Lender further agrees to execute such instruments as may be required by the Senior Lender to enable the Senior Lender to enforce any and all such claims and collect any and all dividends or other payments or disbursements which may be made on account of the Subordinated Debt.

            (b) If Company becomes the subject of proceedings under the Bankruptcy Code and if the Senior Lender desires to permit the use of cash collateral or to provide financing to Company under either Section 363 or
Section 364 of Title 11 of the United States Code (the "Bankruptcy Code") the Subordinated Lender agrees that adequate notice of such financing to the Subordinated Lender shall have been provided if the undersigned receives notice two (2) Business Days prior to the entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the undersigned at the address indicated on the signature page hereof. All allocations of payments between the Senior Lender and the Subordinated Lender shall continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. The Subordinated Lender agrees not to assert any right it may have to "adequate protection" of its interest in any security for the Subordinated Debt in any bankruptcy proceeding, or to seek to have its claims in such bankruptcy proceeding treated as "secured claims" under
Section 506(a) of the Bankruptcy Code, without the prior written consent of the Senior Lender. To the extent that the Senior Lender receives payments on, or proceeds of any collateral for, the Senior Debt which are subsequently avoided, invalidated, declared to be fraudulent or preferential, set aside and/or required to be prepaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

         4. Instrument Legend. Any agreement or instrument evidencing the Subordinated Debt, or any portion thereof, which has been or is hereafter executed by the Company will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Lender pursuant to the terms of this Agreement. A copy of any such agreement or instrument will be delivered to the Senior Lender within five (5) Business Days after the date hereof or the date of its execution, and the original thereof will be immediately delivered to the Senior Lender upon request therefor by the Senior Lender after the occurrence of an Event of Default.

         5. Transfer of the Subordinated Debt. The Subordinated Lender warrants and represents that it has not previously assigned any interest in the Subordinated Debt, and that no other party owns an interest in the Subordinated Debt. The Subordinated Lender further covenants and agrees that it will not assign or transfer the Subordinated Debt to any other person without the prior written consent of the Senior Lender. Such consent will be conditioned upon satisfactory proof that any purchaser or

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transferee of, or successor to, the Subordinated Debt has been given detailed written notice of the subordination accomplished hereby, prior to the time of purchase, transfer or succession, and agrees to be bound by the same on terms satisfactory to the Senior Lender.

         6. Rights Unimpaired. Nothing contained in this Agreement is intended to or shall impair, as between the Company, its creditors other than the holder of the Senior Debt, and the Subordinated Lender, the obligation of the Company, which is absolute and unconditional, to pay to the Subordinated Lender the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Subordinated Lender and creditors of the Company other than the holder of the Senior Debt, nor shall anything herein prevent the Subordinated Lender from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Debt, subject to the rights, if any, under this Agreement of the holder of the Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         7. Termination of Agreement. Upon irrevocable payment in full of the Senior Debt, this Agreement shall terminate, provided that if any payment received by the Senior Lender and applied to the Senior Debt is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the Senior Debt to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Senior Debt as fully as if such application had never been made. References in this Agreement to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

         8. Information Concerning Financial Condition of Company. The Subordinated Lender warrants and agrees that it is the responsibility of the Subordinated Lender to keep informed of the financial condition of the Company, any and all endorsers and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or the Subordinated Debt that diligent inquiry would reveal. The Subordinated Lender hereby agrees that the Senior Lender shall have no duty to advise the Subordinated Lender of information known to the Senior Lender regarding such condition or any such circumstances. In the event the Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Subordinated Lender, the Senior Lender shall be under no obligation to (i) to provide any such information to the undersigned on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its usual practices, the Senior Lender wishes to maintain confidential. The undersigned hereby agrees that all payments received by the Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as the Senior Lender, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any Person primarily or secondarily liable therefor.

         9. Waiver of Jury Trial; Jurisdiction. (a) THE SUBORDINATED LENDER BY THE EXECUTION AND DELIVERY HEREOF BY THE SUBORDINATED LENDER, AND THE SENIOR LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT,

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AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND
NOT BEFORE A JURY.

            (b) THE SUBORDINATED LENDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE SUBORDINATED DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THE SUBORDINATED LENDER MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         10. Miscellaneous. This Agreement is made under the laws of the State of Minnesota. It cannot be waived or changed, except by a writing signed by the party to be bound thereby. The headings of the sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered, sent by telefacsimile or mailed first class postage prepaid, registered or certified mail, to the parties at the addresses appearing under their signatures, or such other address as any party may specify by written notice to the other parties. All such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered upon receipt or, if sent by mail as provided above, upon the earlier of receipt or the fifth (5th) day following the date of deposit in the United States Mail.

         IN WITNESS WHEREOF, the Company, the Subordinated Lender and the Senior Lender have caused this Agreement to be signed on the date first dated above.

                                        XYZ GROUP, INC., a/k/a XYZ DISTRIBUTORS

                                        BY /s/ Gary R. Billings
                                           -----------------------------------
                                           Its  President
                                                ------------------------------
                                        Address: 122221 West Feerick Street
                                                 Wauwatosa, WI 53222-2117

                                        /s/ Gary R. Billings
                                        ---------------------------------------
                                        Gary R. Billings, as legal-guardian
                                        for Allison Billings, a minor
                                        Address:


                                        REPUBLIC ACCEPTANCE CORPORATION

                                        By /s/ D.E. Shoemaker
                                           ------------------------------------
                                           Its  Account Executive
                                                ------------------------------
                                        Address: 2338 Central Avenue NE,
                                                 Suite 200
                                                 Minneapolis, MN 55418

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                                  AMENDMENT TO
                            SUBORDINATION AGREEMENT

         This Amendment to Subordination Agreement, dated as of July 25, 1996 ("Amendment"), is made by and between XYZ GROUP, INC., a/k/a XYZ DISTRIBUTORS, a Wisconsin corporation (the "Company"), GARY R. BILLINGS, as legal guardian for ALLISON BILLINGS, a minor (the "Subordinated Lender") and REPUBLIC ACCEPTANCE CORPORATION, a Minnesota corporation (the "Senior Lender").

         WHEREAS, the Company, the Subordinated Lender and the Senior Lender have entered into a Subordination Agreement dated as of August 1, 1995 (the "Agreement"); and

         WHEREAS, the obligations and indebtedness of the Company to the Senior Lender are secured, inter alia, by a Security Agreement dated as of August 1, 1995 between the Company and the Senior Lender (the "Security Agreement"); and

         WHEREAS, the Senior Lender, the Subordinated Lender and the Company desire to amend the Agreement in order to amend certain of the provisions therein, upon the terms and conditions set forth herein,

         NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

         Section 2. Amendments.

               2.01 Section I (a) of the Agreement is hereby amended to read as follows:

                    (a) The Subordinated Lender and the Company covenant and
               agree that the obligations of the Company with respect to any payment of principal, interest or other amounts payable with respect to the Subordinated Debt are and shall be subordinate, to the extent and in the manner hereinafter set forth, for right of payment and subject to the prior payment or provision for payment in full of all principal, interest or other amounts payable with respect to the Senior Debt, and all amendments, renewals, extensions and refundings of the Senior Debt; provided however that as long as none of the events described in Sections 1 (b) or 1 (c) have occurred, the Subordinated Lender shall be
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               entitled to receive and retain all regularly scheduled payments of interest (up to a maximum interest rate of fifteen percent) on the Subordinated Debt (but the Subordinated Lender shall not accept, nor shall the Company make, any prepayment on the Subordinated Debt, nor amend the payment schedule or the interest rate under the Subordinated Debt, without the prior written consent of the Senior Lender). Provided however that the Company may make principal payments to the Subordinated Lender in an amount not to exceed $18,750 per month for the months and during the months of September 1996, October 1996, November 1996 and December 1996, but not to exceed the sum of $74,218, provided none of the events described in Sections 1
               (b) or 1 (c) have occurred and provided that no event of default has occurred under the Credit Agreement or the Security Agreement.

               Section 3. Conditions to Effectiveness of Amendment. This Amendment shall not become effective until, and shall become effective as the date first written above when, each of the following provisions shall have been fulfilled:

                    3.01 The Senior Lender shall have received this Amendment, duly executed by the Company and the Subordinated Lender;

                    3.02 The Senior Lender shall have received a copy of the resolutions of the Board of Directors of the Company ratifying and authorizing the execution, delivery and performance of this Amendment, certified as true and accurate by the Borrower's Secretary or Assistant Secretary;

                    3.03 The Senior Lender shall have received such other documents as the Senior Lender may reasonably request.

               Section 4. Acknowledgments. The Company acknowledges and agrees that its obligations to the Senior Lender under the Credit Agreement exist and are owing without offset, defense or counterclaim assertable by the Company against the Senior Lender.

               Section 5. Effect of Amendments; Representations and Warranties; No Waiver. The Senior Lender, the Subordinated Lender and the Company agree that after this Amendment becomes effective, the Agreement, as hereby amended, shall remain in full force and effect. The Company and Subordinated Lender warrant and represent that on and as of the date hereof and after giving effect to this Amendment, all of the representations and warranties contained in the Agreement are correct and complete, as of the date hereof. The Company warrants and represents that there will exist no Event of Default under the Credit Agreement or under the Security Agreement on such date. The Company and the Subordinated

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Lender represent and warrant that the each for itself has all power and legal right and authority to enter into this Amendment.

               Section 6. Incorporation of Agreement and Other Loan Documents by Reference; Ratification of Loan Documents. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Company under the Agreement, the Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under the Agreement (collectively, the "Loan Documents") are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

               Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto.

               Section 8. Governing Law. This Amendment is governed by the laws of the State of Minnesota.

            [The remainder of this page is intentionally left blank]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to
Subordination Agreement to be executed as of the date and year first above written.

                                        XYZ GROUP, INC., a/k/a XYZ
                                        DISTRIBUTORS

                                        By   /s/ Gary R. Billings
                                           ------------------------------------
                                        Its President
                                            ------------------------------------

                                        GARY R. BILLINGS, as legal guardian for
                                        ALLISON BILLINGS, a minor

                                        By /s/ Gary R. Billings
                                           ------------------------------------
                                           Gary R. Billings


                                        REPUBLIC ACCEPTANCE CORPORATION

                                        By  /s/ Charles Vollen
                                           ------------------------------------
                                          Its  Regional Manager
                                             ----------------------------------

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